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                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN A PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              (Amendment No.   )

                          Filed by the Registrant [X]

                Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]Preliminary Proxy Statement
[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[_]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material Under Rule 14a-12

               UAM Funds, Inc.--SEC File Nos. 33-25355, 811-5683
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

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

                                UAM FUNDS, INC.
                       Funds for the Informed Investorsm
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

December   , 2001

Dear Shareholder:

Enclosed you will find a proxy statement and proxy card for a special meeting of shareholders of the Dwight Limited Maturity Bond Portfolio (the "Portfolio"). This is a very important meeting, which has been called to vote on a proposal to liquidate your Portfolio.

UAM Funds, Inc. ("UAM Funds") first mailed a proxy statement regarding the proposed liquidation of the Portfolio on or about September 27, 2001. A special meeting of shareholders was scheduled for November 9, 2001 to consider the proposal to liquidate and terminate the Portfolio. At that meeting and subsequent adjournments, there were not enough holders of shares present, in person or by proxy, to constitute a quorum for voting purposes. As a result, no action was able to be taken on the proposal to liquidate and terminate the Portfolio. Accordingly, UAM Funds is re-soliciting your vote on this very important proposal.


The Board of Directors of UAM Funds, Inc. (the "Board"), after thorough discussion and consideration, has decided to recommend the liquidation of the Portfolio, but believes that since this is your investment capital, the final decision on this matter should be made by you, the shareholders. We are preparing to liquidate the Portfolio because of its relatively small size and its limited prospects for growth of assets. The Board's reasons for recommending this course are described more fully in the enclosed proxy statement, which you should consider carefully.

If the shareholders approve the recommendation to liquidate the Portfolio, the Portfolio will return to you the proceeds of the liquidation of your account. Once you receive your proceeds, you may pursue any investment option you wish.

The Board regrets any inconvenience this may cause you. We thank you, however, for the confidence that you placed in us. We continue to wish you well in your investments.

Sincerely,

James F. Orr, III
Chairman

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 4, 2002

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Special Meeting") of the Dwight Limited Maturity Bond Portfolio (the "Portfolio"), a series of UAM Funds, Inc. (the "Fund"), will be held on January 4, 2002 at the offices of the Fund's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 at 10:00 a.m. Eastern time. The purpose of the Special Meeting is to consider a proposal:

 . to liquidate and terminate the Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Directors of the Fund (a copy of which is attached to the Proxy Statement as Exhibit A); and

 .  to transact such other business as may properly come before the Special
   Meeting or any adjournment thereof.

Please read the enclosed proxy statement carefully for information concerning the proposal to be placed before the meeting.

Shareholders of record at the close of business on December 5, 2001 will be entitled to notice of, and to vote at the Special Meeting or any adjournments thereof. You are invited to attend the Special Meeting, but if you cannot do so, please complete and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. You may also vote via the Internet. Any shareholder attending the Special Meeting may vote in person even though a proxy has already been returned. You may change your vote even though a proxy has been returned by written notice to the Fund by submitting a subsequent proxy using the mail or by voting in person at the Special Meeting. Your vote is important no matter how many shares you own.

By Order of the Board of Directors of UAM Funds, Inc.,

Linda T. Gibson, Esq.
Secretary

Boston, Massachusetts
December   , 2001

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF
                    DWIGHT LIMITED MATURITY BOND PORTFOLIO

                         TO BE HELD ON JANUARY 4, 2002

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of UAM Funds, Inc. (the "Fund") on behalf of the Dwight Limited Maturity Bond Portfolio (the "Portfolio"), a separate series of the Fund, for use at a Special Meeting of Shareholders to be held at the offices of the Fund's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on January 4, 2002 at 10:00 a.m. Eastern time, or at any adjournment thereof (the "Special Meeting"). Shareholders of record at the close of business on December 5, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. This proxy statement and the accompanying notice of Special Meeting and proxy card are first being mailed
to shareholders on or about December   , 2001.

The Fund first mailed a proxy statement regarding the proposed liquidation of the Portfolio on or about September 27, 2001. A special meeting of shareholders was scheduled for November 9, 2001 to consider the proposal to liquidate and terminate the Portfolio. At that meeting and subsequent adjournments, there were not enough holders of shares present, in person or by proxy, to constitute a quorum for voting purposes. As a result, no action was able to be taken on the proposal to liquidate and terminate the Portfolio. Accordingly, the Fund is re-soliciting your vote on this very important proposal.


PROXY SOLICITATION
-------------------------------------------------------------------------------

  The Board of Directors intends to bring before the Special Meeting the sole matter set forth in the foregoing notice. If you wish to participate in the Special Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, via the Internet or in person. At any time before the Special Meeting, you may change your vote even though a proxy has already been returned by written notice to the Secretary of the Fund, by submitting a subsequent proxy, or by voting in person at the meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact the Fund at 1-877-826-5465. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting and any adjournment thereof according to the instructions on the proxy card. If a proxy card is returned with no choice specified, the shares will be voted IN FAVOR of:

  . the proposal to liquidate and terminate the Portfolio and return the proceeds to its Shareholders; and

  . any other matter not presently known, but which may properly come before the meeting or any adjournment thereof.

REQUIRED VOTE
-------------------------------------------------------------------------------

  In accordance with the Articles of Incorporation of the Fund and the General Laws of the State of Maryland, approval of the proposal requires the affirmative vote of the holders of a majority of the shares of the Portfolio entitled to vote. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Portfolio will constitute a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. With respect to such adjournment, the persons named as proxies will vote in accordance with their best judgment at that time.

  The Portfolio expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual (US) Holdings Inc. ("Old Mutual US") or its affiliates, who will not receive any compensation therefor from the Portfolio. The Portfolio will bear up to $2,000 of the cost of preparing, printing and mailing this proxy statement, the proxies, and any additional materials that may be furnished to shareholders. The investment adviser, Dwight Asset Management Company, will bear any costs above $2,000.

  If the shareholders do not approve the proposal, the Portfolio will continue to exist as a registered investment company and operate in accordance with its stated objective and policies. The Board would then meet to consider what, if any, steps to take in the best interests of shareholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
-------------------------------------------------------------------------------

  Holders of record of the shares of the Portfolio at the close of business on December 5, 2001, will be entitled to vote at the Special Meeting or any adjournment thereof. As of December 5, 2001 the Portfolio had outstanding 144,483.7910 shares. The shareholders are entitled to one vote per share (and a fractional vote for each fractional share held) on all business to come before the meeting.

  The officers and Directors of the Fund as a group beneficially own in the aggregate less than one percent of the outstanding shares of the Portfolio. As of December 5, 2001 the following shareholders owned of record or beneficially more than five percent of the outstanding shares of the
  Portfolio:

  ----------------------------------------------------------------------------

                                                        Percentage
                   Name and Address                         of       Number of
                    of Shareholder                     Shares Owned Shares Owned
  ------------------------------------------------------------------------------
  Jupiter & Co. ......................................    55.15%    79,686.3190
   c/o Investors Bank & Trust Co.
   P.O. Box 9130
   Boston, MA 02117-9130
  Fleet National Bank.................................    26.87%    38,825.9990
   FBO Frank M. Trantanella IRA
   P.O. Box 92800
   Rochester, NY 14692-8900
  Debra B. Mango .....................................     6.44%     9,302.3260
   1 Colonial Drive
   Montpelier, VT 05802-3307

PROPOSAL FOR LIQUIDATION OF THE PORTFOLIO
-------------------------------------------------------------------------------

BACKGROUND

  The Portfolio began operations on December 18, 1989. The Portfolio seeks maximum total return consistent with reasonable risk to principal and has invested primarily in investment grade debt securities since its inception.

  Notwithstanding the marketing of the Portfolio's shares, growth in the Portfolio's assets has been unsatisfactory. During the period from commencement of operations through October 31, 1998, the Portfolio's assets reached a level of $35.9 million; however, assets have decreased to less than $3,676,763.59 as of August 31, 2001. Several marketing efforts were not adequate to significantly increase the size of the Portfolio and the Portfolio's investment adviser believes that the prospect for growth is limited. The Board of Directors has considered the total asset level of the Portfolio and the performance of the Portfolio before and after deducting certain expenses arising from the operation of the Portfolio and the impact of such expenses on the investment results of the Portfolio.

  Sales of the Portfolio shares have not been sufficient to allow the Portfolio to reach a size adequate, in the judgment of the Board, to spread expenses over a sufficient asset base to provide a satisfactory return to shareholders. As a result, the Board instructed the officers of the Fund to investigate what, if any, additional steps or alternative courses would best serve the interest of shareholders.

  The officers of the Fund sought to determine whether a merger or transfer of assets would be possible, and if it would produce desirable results for shareholders. It appeared to the management of the Fund that the relatively small size of the Portfolio, the time required to effect a transaction, and regulatory expenses involved in either a merger or transfer of the assets to another mutual fund, and current market conditions could make such a course more expensive than the benefit which could be expected by the shareholders. The officers investigated the steps required for liquidation of the Portfolio, subject to presentation of a final report to the Board.

BOARD CONSIDERATIONS

  At its September 7, 2001 meeting, the Board reviewed the limited prospects for renewed growth of the assets of the Portfolio, the efforts and expenses of the Fund's distributor to distribute shares of the Portfolio, and the effect of the operating expenses on the historic and anticipated returns of shareholders. For the most recent fiscal year, the expenses of the Portfolio were 1.34% of the average net assets of the Portfolio. The expense ratio of the Portfolio is expected to be substantially the same for the present fiscal year, and is expected to increase for the next fiscal year at the current net asset level. Moreover, the presence of larger funds with similar investment objectives better able to operate on an efficient basis and provide higher returns to shareholders made it unlikely that the Portfolio could achieve a significant increase in asset size and achieve economies of scale. The Board therefore concluded that it would be in the interest of the shareholders of the Portfolio to liquidate the Portfolio promptly, in accordance with a Plan of Liquidation. (See "General Tax Consequences" below.)

PLAN OF LIQUIDATION

  The Board of Directors has approved the Plan of Liquidation (the "Plan") summarized in this section and set forth as Exhibit A to this proxy statement.

  1. Effective Date of the Plan and Cessation of the Business of the Portfolio. The Plan will become effective on the date of its adoption and approval by a majority of the shares of the Portfolio entitled to vote. Following this approval, the Portfolio (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert its assets to cash; (ii) will not engage in any business activities except for the purposes of winding up the business and affairs of the Portfolio, preserving the value of assets of the Portfolio and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Portfolio; and (iii) the Portfolio will terminate in accordance with the laws of the State of Maryland and the Articles of Incorporation of the Fund. (Plan, Sections 1, 2 and 3)

  2. Closing of Books and Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective holdings on the Effective Date of the Plan. On such date the books of the Portfolio will be closed and the shareholders' respective assets will not be transferable by the negotiation of stock certificates. (Plan, Section
      4)

  3. Liquidating Distribution. As soon as possible after approval of the Plan, and in any event within fourteen days thereafter, the Fund on behalf of the Portfolio will mail the following to each shareholder of record of the Portfolio on the effective date of the Plan: (i) to each shareholder not holding stock certificates of the Portfolio, liquidating cash distribution equal to the shareholder's proportionate interest in the net assets of the Portfolio, (ii) to each shareholder holding stock certificates of the Portfolio, a confirmation showing such shareholder's proportionate interest in the net assets of the Portfolio with advice that such shareholder will be paid in cash upon return of the stock certificates; and (iii) information concerning the sources of the liquidating distribution. (Plan, Section 7)

  4. Expenses. The Portfolio will bear all expenses incurred by it in carrying out the Plan. It is expected that other liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the Portfolio, or set aside for payment, prior to the mailing of the liquidating distribution. The liabilities of the Portfolio relating to the Plan are estimated at no more than $2,000, which includes legal and auditing expenses and printing, mailing, soliciting and miscellaneous expenses arising from the liquidation, which the Portfolio normally would not incur if it were to continue in business. If the Portfolio incurs more than $2,000 in additional liabilities to liquidate the Portfolio, the Portfolio's investment adviser will pay such expenses. The total liabilities of the Portfolio prior to the liquidating distribution are estimated to be $20,000 (including proxy costs). This amount includes the termination expenses referred to above and amounts accrued, or anticipated to be accrued, for custodial and transfer agency services, legal, audit and directors fees and printing costs. Any expenses and liabilities attributed to the Portfolio subsequent to the mailing of the liquidating distribution will be borne by the Portfolio's investment adviser. (Plan, Section 6 and 9)

  5. Continued Operation of the Portfolio. After the date of mailing of the liquidating distribution, the outstanding shares of the Portfolio will be cancelled by an amendment to the Fund's charter and the termination of the Portfolio will be effected. The Plan provides that the Directors shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Portfolio and to effect the complete liquidation and termination of the existence of the Portfolio and the purposes to be accomplished by the Plan. (Plan, Sections 8 and
      11)

GENERAL TAX CONSEQUENCES

  In general, each shareholder who receives a liquidating distribution will recognize a gain or loss for federal income tax purposes equal to the excess of the amount of the distribution over the shareholder's tax basis in the Portfolio shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain depending on the shareholder's holding period for the shares. Shareholders who own Portfolio shares in individual retirement accounts may be subject to a 10% tax penalty if they receive proceeds in cash.

  The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders should consult their personal tax advisers concerning tax-free rollovers before receipt of the liquidation distribution (for individual retirement accounts). Shareholders should also consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed herein, including any state and local tax consequences.

  The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

  Representatives of PricewaterhouseCoopers LLP, independent accountants for the Fund, are not expected to be present at the Special Meeting.

  Shareholders are free to redeem their shares prior to the effective date of the Plan, which is the adoption and approval of the Plan at the Meeting.

             The Board Of Directors Of The Fund Recommend Approval
                          Of The Plan Of Liquidation.


GENERAL INFORMATION
-------------------------------------------------------------------------------

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR

  The investment adviser to the Portfolio is Dwight Asset Management Company, 100 Bank Street, Suite 800, Burlington, VT 05401, a subsidiary of Old Mutual US, a Delaware corporation. The Portfolio's principal underwriter is Funds Distributor, Inc., 60 State Street, Boston, MA 02109. The Portfolio's administrator is SEI Investments Mutual Funds Services, located at One Freedom Valley Drive, Oaks, PA 19456. UAM Shareholder Services Center, Inc., an affiliate of Old Mutual US, located at 825 Duportail Road, Wayne, Pennsylvania 19087 serves as shareholder servicing agent.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

  The Annual Report to Shareholders of the Portfolio, including audited financial statements for the Portfolio for the fiscal year ended October 31, 2000, and the Semi-Annual Report to shareholders for the period ended April 30, 2001 have been mailed to shareholders. The Annual Report and Semi-Annual Report should be read in conjunction with this Proxy Statement. You can obtain a copy of the Annual Report and Semi-Annual Report from the Fund, without charge, by writing to the Fund at the address on the cover of this Proxy Statement, or by calling 1-877-826-5465.

OTHER BUSINESS

  The Board does not intend to present any other business at the Special Meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Portfolio. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and Maryland law.

 The Directors, Including The Independent Directors, Recommend Approval Of The
      Proposal. Any Returned Unmarked Proxies Without Instructions To The
         Contrary Will Be Voted In Favor Of Approval Of The Proposal.

                                   EXHIBIT A

                                UAM FUNDS, INC.
                    DWIGHT LIMITED MATURITY BOND PORTFOLIO
                              PLAN OF LIQUIDATION

This Plan of Liquidation ("Plan") concerns the Dwight Limited Maturity Bond Portfolio (the "Portfolio"), a series of UAM Funds, Inc. (the "Fund"), which is a corporation organized and existing under the laws of the State of Maryland. The Portfolio began operations on December 18, 1989. The Fund is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("Act"). The Plan is intended to accomplish the complete liquidation and termination of the Portfolio in conformity with all provisions of Maryland law and the Fund's Articles of Incorporation.

WHEREAS, the Fund's Board of Directors, on behalf of the Portfolio, has determined that it is in the best interests of the Portfolio and its shareholders to liquidate and terminate the Portfolio; and

WHEREAS, at a meeting of the Board of Directors on September 7, 2001, it considered and adopted this Plan as the method of liquidating and terminating the Portfolio and directed that this Plan be submitted to shareholders of the Portfolio for approval;

NOW THEREFORE, the liquidation and termination of the Portfolio shall be carried out in the manner hereinafter set forth:

  1. Effective Date of Plan. The Plan shall be and become effective only upon the adoption and approval of the Plan, at a special meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio entitled to vote. The day of such adoption and approval by shareholders is hereinafter called the "Effective Date."

  2. Liquidation and Termination. As promptly as practicable, consistent with the provisions of the Plan, the Portfolio shall be liquidated and terminated in accordance with the laws of the State of Maryland and the Fund's Articles of Incorporation.

  3. Cessation of Business. After the Effective Date of the Plan, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders of the Portfolio in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio.

  4. Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date of the Plan. On the Effective Date, the books of the Portfolio shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders' respective interests in the Portfolio's assets shall not be transferable by the negotiation of stock certificates.

  5. Liquidation of Assets. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents.

  6. Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of liquidating distribution provided for in Section 7, below.

  7. Liquidating Distribution. As soon as possible after the Effective Date of the Plan, and in any event within 14 days thereafter, the Portfolio shall mail the following to each shareholder of record on the Effective
      Date: (1) to each shareholder not holding stock certificates of the Portfolio, a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Portfolio; (2) to each shareholder holding stock certificates of the Portfolio, a confirmation showing such shareholder's proportionate interest in the net assets of the Portfolio with an advice that such shareholder will be paid in cash upon return of the stock certificate; and (3) information concerning the sources of the liquidating distribution.

  8. Cancellation of Shares. As soon as possible after the liquidating distribution under Paragraph 7 has been consummated, the Fund will file an amendment to the Fund's charter with the Maryland State Department of Assessments and Taxation canceling the outstanding shares of the Portfolio.

  9. Management and Expenses of the Portfolio Subsequent to the Liquidating Distribution. The Portfolio shall bear all expenses up to $2,000 incurred by it in carrying out this Plan of Liquidation including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. If the Portfolio incurs more than $2,000 in liabilities to carry out this Plan, such expenses will be paid by Dwight Asset Management Company. Any expenses and liabilities attributed to the Portfolio subsequent to the mailing of the liquidating distribution will be borne by Dwight Asset Management Company.

  10. Power of Board of Directors. The Board, and subject to the directors, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

  11. Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Portfolio assets and the complete liquidation and termination of the existence of the Portfolio, and the distribution of its net assets to shareholders in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan.

                             UAM FUNDS, INC., on behalf of Dwight Limited
                             Maturity Bond Portfolio, for the Board of Directors


                             By: _________________________________
                                 Name: James F. Orr, III
                                 Title:President

                             ACCEPTED:
                             DWIGHT ASSET MANAGEMENT COMPANY

                             By: _________________________________
                                 Name:
                                 Title:

UAM Funds
One Freedom Valley Drive
Oaks, PA 19456-1108



                            THIS PROXY IS SOLICITED
                      ON BEHALF OF THE BOARD OF DIRECTORS

                                UAM FUNDS, INC.
                     Dwight Limited Maturity Bond Portfolio
         Proxy for Special Meeting of Shareholders on January 4, 2002


KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh, or any of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares of stock outstanding in the name of the undersigned at the Special Meeting of Shareholders of the Dwight Limited Maturity Bond Portfolio of UAM Funds, Inc. (the "Fund") to be held at the offices of the Fund's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m. Eastern time on January 4, 2002 and at any and all adjournments thereof; and the undersigned hereby instructs said attorneys to vote:

1. To approve the liquidation and termination of the Dwight Limited Maturity Bond Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Directors of the Fund (a copy of which is attached to the Proxy Statement as Exhibit A)

      FOR                      AGAINST                   ABSTAIN
      [ ]                      [ ]                       [ ]

2. Any other business which may properly come before the meeting or any other adjournment thereof. The management knows of no other such business.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOREGOING ITEM 1, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR APPROVAL OF ITEM 1.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. (Signature of all joint owners is required. Fiduciaries please indicate your full title.) If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters.

  Dated:  _________, 200_

                                          ________________________

     Signature of Shareholder(s)

                                          ________________________

               PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                           IN THE ENCLOSED ENVELOPE.